EXHIBIT 99.1

7961 Shaffer Parkway Suite 5 Littleton, CO 80127 Phone: 720-981-1185 Fax: 720-981-1186
Trading Symbol: VGZ Toronto and NYSE MKT Stock Exchanges

__________________ NEWS _________________

Vista Gold Corp. Announces First Quarter 2016 Results

Denver, Colorado, May 2, 2016  -  Vista Gold Corp. (the “Company,” “we” or “our”) (NYSE MKT: VGZ) (TSX: VGZ) today announced its unaudited financial results for the first quarter ended March 31, 2016. Management’s quarterly conference call to discuss these results is scheduled for 2:30 p.m. MDT on May 3, 2016.  The Company’s unaudited financial statements, Management’s Discussion and Analysis together with other important disclosures can be found in the Company’s  Quarterly Report on Form 10-Q, filed on April 29, 2016 with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities.

Summary of First Quarter 2016 Financial Results

We reported a  net loss of $0.7 million or $0.01  per share for the three months ended March 31, 2016. This includes $2.2 million of operating expenses; a  $0.7 million payment received from the Australian Government under a research and development incentive program for costs incurred in the 2014 fiscal year; an unrealized $0.5 million mark-to-market gain on our investment in Midas Gold Corp. (“Midas”); and $0.3 million of other income. During the three months ended March 31, 2015, we reported a  net loss of $0.9 million or $0.01 per share inclusive of $2.2 million of operating expenses; an unrealized $0.7 million mark-to-market loss on our investment in Midas; and $2.0 million gain on the sale of our Los Cardones gold project in Mexico.

Our working capital at March 31, 2016 totaled approximately $14.0 million, including cash and short-term investments (comprised of government securities) of approximately $12.0 million. The Company has no debt.

Frederick H. Earnest, President and Chief Executive Officer, commented, “We  continue to believe that our balance sheet will fund our currently planned activities into 2018, and we still have potential future sources of  non-dilutive financing including the sale of our used mill equipment and our non-core Guadalupe de los Reyes gold/silver project in Mexico.  Our focus remains fixed on our Mt Todd gold project where we are completing additional modelling and testing to support our request for authorization under the Environmental Protection and Biodiversity Conservation Act of 1999 (Australia); and we are analyzing recommendations from a team of technical experts that we engaged earlier this year to review key parts of the Mt Todd gold project.”

Mr. Earnest added: “We are encouraged by the apparent renewed interest in the gold sector and the significant leverage that Vista stock has displayed relative to gold price changes. We remain committed to adding to the already extraordinary value of the Mt Todd gold project as we work to prepare it for rapid advancement when economic conditions warrant.”

To review the Company’s  Quarterly Report on Form 10-Q for the three months ended March 31, 2016, including the related Management’s Discussion and Analysis, visit any of the following websites: www.sedar.com,  www.sec.gov or www.vistagold.com.

Management Conference Call

A conference call with management to review our financial results for the three months ended March 31, 2016 and to discuss corporate and project activities is scheduled for Tuesday,  May 3, 2016 at 2:30 p.m.  MDT.

Toll-free in North America: 1-866-233-4585

International:  416-640-5946

This call will also be web-cast and can be accessed at the following web location:

http://event.on24.com/r.htm?e=1183877&s=1&k=804608BB20682F1816797B5129D5D65D

This call will be archived and available at www.vistagold.com after May 3, 2016.  Audio replay will be available for 21 days by calling toll-free in North America:  1-888-203-1112,  passcode 5844824.

If you are unable to access the audio or phone-in on the day of the conference call, please email questions to Connie Martinez, Manager – Investor Relations (email: connie@vistagold.com), and we will try to address these questions prior to or during the conference call.

All dollar amounts in the press release are U.S. dollars.

About Vista Gold Corp.

The Company is a well-funded gold project developer. Our principal asset is our flagship Mt Todd gold project in Northern Territory, Australia where we continue to work to identify opportunities to improve project economics with the goal of advancing the project toward development. We also hold approximately 4.4%  of the outstanding common shares of Midas,  non-core projects in Mexico and the United States and royalty interests in Indonesia. For more information about our projects, including technical studies and resource estimates, please visit our website at www.vistagold.com.

For further information, please contact Connie Martinez at (720) 981-1185.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws.  All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as our belief that our currently planned activities are funded into 2018, our ability to access additional non-dilutive financing,  the leverage of our stock relative to the gold price, our ability to add value to the Mt Todd gold project, and our ability to evaluate and execute programs that could better position the Mt Todd gold project for rapid advancement  are forward-looking statements and forward-looking information;  and other such matters are forward-looking statements and forward-looking information.  The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this press release include the following: our approved business plans, exploration and assay results, mineral resource and reserve estimates and results of preliminary economic assessments, pre-feasibility studies and feasibility studies on our projects, if any, our experience with regulators, and positive changes to current economic conditions and the price of gold.  When used in this press release, the words “optimistic,” “potential,” “indicate,” “expect,”  “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate,” and similar expressions are intended to identify forward-looking statements and forward-looking information.  These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements.  Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future operating costs and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on our operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed on February 26, 2016 and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.  Except as required by law, we assume no obligation to publicly update any forward-looking statements or forward-looking information; whether as a result of new information, future events or otherwise.